EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrea Cattaneo, Chief Executive Officer (principal executive officer) of Leopard Energy Inc., a Nevada corporation (the “Registrant”) hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a)

The Quarterly Report on Form 10-Q for the quarter ended January 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 17, 2025	By:	/s/ Andrea Cattaneo
Andrea Cattaneo
Chief Executive Officer and President
(Principal Executive Officer)